UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 July 24, 2007
                                                 -------------------------------

                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


     South Carolina                   0-11392                  57-0525804
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 (State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)


70 Commerce Center, Greenville, South Carolina                          29615
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 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (864) 288-8877
                                                   -----------------------------
                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 24, 2007, Span-America Medical Systems, Inc. ("SPAN") issued a press release announcing financial information for its third quarter ended June 30, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

          Exhibit Number    Description of Exhibit
          --------------    ----------------------
          99.1              Press release issued July 24, 2007


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPAN-AMERICA MEDICAL SYSTEMS, INC.
                                                  (Registrant)

Date:  July 24, 2007
                              By: /s/ Richard C. Coggins
                                  ----------------------------------------------
                                  Richard C. Coggins
                                  Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description
-------           -----------

99.1              Press Release dated July 24, 2007